UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2023

PRA Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Corporate Boulevard Norfolk, Virginia	23502
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 772-7326

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRAA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

The disclosure set forth in Item 7.01 of this Current Report on Form 8-K is incorporated in this Item 2.02 by reference.

Item 7.01	Regulation FD Disclosure.

In connection with the Offering (as defined below), PRA Group, Inc. (the “Company,” “we,” “our” or “us”) is disclosing certain preliminary financial results for the three months and year ended December 31, 2022.

Preliminary Fourth Quarter 2022 Financial Results

Our financial results for the three months and year ended December 31, 2022 are not yet complete and will not be available until after the completion of this offering. Accordingly, our estimated results below are forward-looking statements based solely on information available to us as of the date of this Current Report on Form 8-K, and we undertake no obligation to update this information, except as may be required by law. Actual results remain subject to the completion of management’s and our audit committee’s reviews and our other financial closing procedures, as well as the completion of the preparation of our unaudited consolidated financial data for the three months ended December 31, 2022 and our audited consolidated financial data for the year ended December 31, 2022. During the course of that process, we may identify items that would require us to make adjustments, which may be material, to the information presented below. Accordingly, you should not place undue reliance on this preliminary data.

The preliminary financial data included in this Item 7.01 has been prepared by and is the responsibility of our management. Our independent registered public accounting firm, Ernst & Young LLP, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial results. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. As a result, we have provided ranges, rather than specific amounts, for the estimated financial results below. Our actual results may vary materially from the estimated preliminary results included herein.

These preliminary results should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and the related notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2021 and our Quarterly Report on Form 10-Q for the period ended September 30, 2022, which have been filed with the U.S. Securities and Exchange Commission (the “SEC Filings”). The preliminary financial information presented herein should not be considered a substitute for the financial information to be filed with the SEC in our Annual Report on Form 10-K for the year ended December 31, 2022 once it becomes available.

	Three Months Ended December 31,		Year Ended December 31,		Three Months Ended December 31,	Year Ended December 31,

	2022				2021
	(estimated)		(estimated)
($ in thousands)	High	Low	High	Low	Actual	Actual
Cash collections	$411,240	$372,074	$1,815,493	$1,642,589	$473,671	$2,061,741
Total revenues	233,992	211,707	1,014,850	918,198	256,936	1,095,732
Total operating expenses	171,717	155,363	714,758	646,686	174,487	720,736
Adjusted EBITDA	250,105	226,286	1,162,336	1,051,638	297,736	1,378,302

		Actual		Actual
Portfolio acquisitions		$288,094		$849,996	$201,696	$972,281

			As of December 31, 2022			As of September 30, 2022
			(estimated)
			High	Low		Actual
Estimated remaining collections			$5,842,237	$5,557,250		$5,320,246

•

We believe that the decrease in estimated cash collections for the three months ended December 31, 2022, as compared to the three months ended December 31, 2021, was primarily driven by lower levels of portfolio purchases.

•

We believe that the decrease in estimated cash collections for the year ended December 31, 2022, as compared to the year ended December 31, 2021, was primarily driven by excess consumer liquidity in the prior year coupled with lower levels of portfolio purchases.

•

We believe that the decrease in estimated total revenues for both the three months and year ended December 31, 2022, as compared to the same periods ended December 31, 2021, was primarily driven by lower levels of portfolio purchases, lower levels of cash overperformance, and the impact of foreign exchange translation.

•

We believe that the decrease in estimated total operating expenses for the three months ended December 31, 2022, as compared to the same period ended December 31, 2021, was primarily driven by lower other operating expenses, compensation and employee services costs and the impact of foreign exchange translation.

•

We believe that the decrease in estimated total operating expenses for the year ended December 31, 2022, as compared to the year ended December 31, 2021, was primarily driven by lower compensation and employee services, other operating expenses, legal collection fees and the impact of foreign exchange translation.

•

We believe that the decrease in estimated adjusted EBITDA for both the three months and year ended December 31, 2022, as compared to the same periods ended December 31, 2021, was primarily driven by lower cash collections.

•

We believe that the increase in estimated remaining collections at December 31, 2022, as compared to September 30, 2022, was primarily driven by higher purchases during the three months ended December 31, 2022 and the weakening of the U.S. dollar.

Non-GAAP Financial Measures

Because we have not yet completed our year-end closing process and because of the forward-looking nature of the estimated adjusted EBITDA ranges presented above, we do not have specific quantifications of the amounts that would be required to provide a reconciliation of net income, the most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), to adjusted EBITDA for the three months and year ended December 31, 2022. We believe that there is a degree of variability with respect to certain of the GAAP measures and certain adjustments made to arrive at the relevant non-GAAP measure that precludes us from providing an accurate preliminary estimate of a GAAP to non-GAAP reconciliation without unreasonable effort or expense. As a result, we believe that providing estimates of the amounts that would be required to reconcile the ranges of our adjusted EBITDA would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.

Adjusted EBITDA is calculated as net income plus income tax expense (or less income tax benefit); plus foreign exchange loss (or less foreign exchange gain); plus interest expense, net (or less interest income, net); plus other expense (or less other income); plus depreciation and amortization; plus net income attributable to noncontrolling interests (or less net loss attributable to noncontrolling interests); plus loss on sale of subsidiaries (or less gain on sale of subsidiaries); and plus recoveries applied to negative allowance less changes in expected recoveries. Adjusted EBITDA is a supplemental measure of performance that is not required by, or presented in accordance with, GAAP. We present adjusted EBITDA because we consider it an important supplemental measure of our operations and financial performance. Our management believes adjusted EBITDA helps provide enhanced period-

to-period comparability of operations and financial performance, as it excludes certain items whose fluctuations from period to period do not necessarily correspond to changes in the operations of our business, and is useful to investors as other companies in our industry report similar financial measures. Adjusted EBITDA should not be considered as an alternative to net income determined in accordance with GAAP. Set forth below is a reconciliation of net income, the most directly comparable financial measure calculated and reported in accordance with GAAP, to adjusted EBITDA for the three months and year ended December 31, 2021. Our calculation of adjusted EBITDA may not be comparable to the calculation of similarly titled measures presented by other companies.

	Three Months Ended December 31,	Year Ended December 31,
	2021	2021
($ in thousands)	(unaudited)
Adjusted EBITDA
Net income attributable to PRA Group, Inc.	$34,276	$183,158
Income tax expense	12,946	54,817
Foreign exchange losses	937	809
Interest expense, net	32,155	124,143
Other expense/(income) (a)	13	(282)
Depreciation and amortization	3,736	15,256
Adjustment for net income attributable to noncontrolling interests	2,122	12,351
Recoveries applied to negative allowance less Changes in expected recoveries	211,552	988,050

Adjusted EBITDA	$297,736	$1,378,302

(a)	Other expense/(income) reflects non-operating related activities.

Cautionary Note Regarding Forward-Looking Statements

This Item 7.01 contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements may include the words “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “plan” or “anticipate” and other similar words. We claim the protection of the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Our “forward-looking statements” include statements regarding: the impact of the COVID-19 pandemic on the markets in which we operate, including business disruptions, unemployment, economic disruption, overall market volatility and the inability or unwillingness of consumers to pay the amounts owed to us; our inability to successfully manage the challenges associated with a disease outbreak, including epidemics, pandemics or similar widespread public health concerns, including the COVID-19 pandemic; a deterioration in the economic or inflationary environment in the markets in which we operate; our inability to replace our portfolios of nonperforming loans with additional portfolios sufficient to operate efficiently and profitably and/or purchase nonperforming loans at appropriate prices; our inability to collect sufficient amounts on our nonperforming loans to fund our operations, including as a result of restrictions imposed by local, state, federal and international laws and regulations; changes in accounting standards and their interpretations; the recognition of significant decreases in our estimate of future recoveries on nonperforming loans; the occurrence of goodwill impairment charges; loss contingency accruals that are inadequate to cover actual losses; our inability to manage risks associated with our international operations; changes in local, state, federal or international laws or the interpretation of these laws, including tax, bankruptcy and collection laws; changes in the administrative practices of various bankruptcy courts; our inability to comply with existing and new regulations of the collection industry; investigations, reviews, or enforcement actions by governmental authorities, including the Consumer Finance Protection Board; our inability to comply with data privacy regulations such as the General Data Protection Regulation; adverse outcomes in pending litigation or administrative proceedings; our inability to retain, expand, renegotiate or replace our credit facilities and our inability to comply with the covenants under our financing arrangements; our inability to manage effectively our capital and liquidity needs, including as a result of changes in credit or capital markets; changes in interest or exchange rates; default by or failure of one or more of our counterparty financial institutions; uncertainty about the transition from the London Inter-Bank Offer Rate; disruptions of business operations caused by cybersecurity incidents or the underperformance or failure of information technology infrastructure, networks or communication systems; and the risk factors discussed in our SEC Filings.

Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in our SEC Filings. Important risks and factors that could cause our actual results to be materially different from our expectations include the factors that are disclosed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021. Each forward-looking statement contained in this Item 7.01 reflects management’s view only as of the date on which that forward-looking statement was made. You should not place undue reliance on any forward-looking statements we make. We are not obligated to update forward-looking statements or publicly release the result of any revisions to them to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

None of the information furnished in Item 2.02 or Item 7.01 of this Current Report on Form 8-K shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Unless expressly set forth by specific reference in such filings, none of the information furnished in Item 2.02 or Item 7.01 of this Current Report on Form 8-K shall be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 8.01	Other Information.

On January 23, 2023, the Company issued a press release announcing its intent, subject to market and other conditions, to offer $350.0 million aggregate principal amount of senior notes due 2028 in a private transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated January 23, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Group, Inc.

Date: January 23, 2023	By:	/s/ Peter M. Graham
Peter M. Graham
Executive Vice President and Chief Financial Officer